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                               SECURITY AGREEMENT

        SECURITY AGREEMENT, dated as of December 28, 2000, made by CYNET, INC., a Texas corporation ("Borrower"), and each subsidiary of Borrower listed on the signature pages hereof (Borrower and each such subsidiary being individually a "Grantor" and collectively the "Grantors"), in favor of COMPAQ COMPUTER CORPORATION, a Delaware corporation ("Lender").

                              W I T N E S S E T H :

        WHEREAS, pursuant to that certain Loan Agreement dated as of December 28, 2000 between Borrower and Lender (as the same may from time to time be amended, modified or supplemented, the "Loan Agreement"), Lender has agreed to make Term Loans (as defined in the Loan Agreement) to Borrower (the Term Loans being collectively referred to herein as the "Loans"); and

        WHEREAS, Lender is willing to make the Loans but only upon the condition, among others, that Grantor shall have executed and delivered to Lender this Security Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the parties hereto agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

               "ACCOUNT DEBTOR" shall mean any "account debtor," as such term is defined in section 9.105(1)(a) of the UCC.

               "ACCOUNTS" shall mean any "account," as such term is defined in section 9.106 of the UCC, now owned or hereafter acquired by any Grantor and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Grantor (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or services rendered by such Grantor or from any other transaction, whether or not the same involves the sale of goods or services by any Grantor (including, without limitation, any such obligation which might be characterized as an account or contract right under the UCC) and all of any Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of any Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to any Grantor under all contracts for the sale of goods or the performance of services or both by such Grantor (whether or not yet



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        earned by performance on the part of such Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

               "CHATTEL PAPER" shall mean any "chattel paper," as such term is defined in section 9.105(1)(b) of the UCC, now owned or hereafter acquired by any Grantor.

               "COLLATERAL" shall have the meaning assigned to such term in
        Section 2 of this Security Agreement.

               "CONTRACTS" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

               "COPYRIGHTS" shall mean all of the following now or hereafter acquired by any Grantor: (i) all copyrights, registrations and applications therefor, (ii) all renewals and extensions thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (iv) all rights to sue for past, present and future infringements or misappropriations thereof, and (v) all other rights corresponding thereto throughout the world.

               "DOCUMENTS" shall mean any "documents," as such term is defined in section 9.105(1)(f) of the UCC, now owned or hereafter acquired by any Grantor.

               "EQUIPMENT" shall mean any "equipment," as such term is defined in section 9.109(2) of the UCC, now owned or hereafter acquired by any Grantor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, vehicles and computers and other electronic data-processing and other office equipment now owned or hereafter acquired by any Grantor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

               "GENERAL INTANGIBLES" shall mean any "general intangibles," as such term is defined in section 9.106 of the UCC, now owned or hereafter acquired by any Grantor and, in any event, shall include, without limitation, all right, title and interest which any Grantor may now or hereafter have in or under any Contract, all customer lists, Copyrights, Trademarks, Patents, rights in intellectual property, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records now owned or hereafter acquired by any Grantor, goodwill and rights of indemnification.


                                       2
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               "HEREBY," "HEREIN," "HEREOF," "HEREUNDER" and words of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph or clause in which the respective word appears.

               "INSTRUMENTS" shall mean any "instrument," as such term is defined in section 9.105(1)(i) of the UCC, now owned or hereafter acquired by any Grantor, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

               "INTELLECTUAL PROPERTY COLLATERAL" shall mean all of the Copyrights, Licenses, Patents, Trademarks and Trade Secrets as to which Lender has been granted a security interest hereunder.

               "INVENTORY" shall mean any "inventory," as such term is defined in section 9.109(4) of the UCC, now owned or hereafter acquired by any Grantor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by any Grantor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in any Grantor's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

               "LICENSE" shall mean any Patent License, Trademark License or other license as to which Lender has been granted a security interest hereunder.

               "PATENT LICENSE" shall mean all of the following now owned or hereafter acquired by any Grantor: any written agreement granting any right to practice any invention on which a Patent is in existence.

               "PATENTS" shall mean all of the following now or hereafter owned by any Grantor: (i) all patents and patent applications, (ii) all inventions and improvements described and claimed therein, (iii) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) all income, royalties, damages and payments now and hereafter due and/or payable to such Company with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (v) all rights to sue for past, present and future infringements or misappropriations thereof, and (vi) all other rights corresponding thereto throughout the world.

               "PERMITTED LIENS" shall mean Liens permitted by Section 6.2 of the Loan Agreement to be existing as of the date hereof or to be created hereafter.

               "PROCEEDS" shall mean "proceeds," as such term is defined in section 9.306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever)


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        made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of any Grantor against third parties (A) for past, present or future infringement of any Patent or Patent License or (B) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

               "SECURED OBLIGATIONS" shall mean (i) all of the unpaid principal amount of, and accrued interest on, the Notes, (ii) all prepayment, Commitment and other fees owing by Borrower under the Loan Agreement to Lender and (iii) all other Indebtedness, liabilities and obligations of any Loan Party to Lender, whether now existing or hereafter incurred, and whether created under, arising out of or in connection with the Loan Agreement, this Security Agreement, any of the other Loan Documents or otherwise.

               "SECURITY AGREEMENT" shall mean this Security Agreement, as the same may from time to time be amended, modified or supplemented and shall refer to this Security Agreement as in effect of the date such reference becomes operative.

               "TRADE SECRETS" shall mean trade secrets, along with any and all
        (i) income, royalties, damages and payments now and hereafter due and/or payable to any Grantor with respect thereto, including, without limitation, damages and payments for past or future infringements or misapproppriations thereof, (ii) rights to sue for past, present and future infringements or misappropriations thereof, and (iii) all other rights corresponding thereto throughout the world.

               "TRADEMARK LICENSE" shall mean all of the following now owned or hereafter acquired by any Grantor: any written agreement granting any right to use any Trademark or Trademark registration.

               "TRADEMARKS" shall mean all of the following now owned or hereafter acquired by any Grantor: (i) all trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of such Grantor's business connected therewith and symbolized thereby, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof,
        (iv) all rights to sue for past, present and future infringements or misappropriations thereof, and (v) all other rights corresponding thereto throughout the world.

               "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Texas; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of


                                       4
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        Lender's security interest in any Collateral is governed by the Uniform
        Commercial Code as in effect in a jurisdiction other than the State of Texas, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                2. GRANT OF SECURITY INTEREST. (a) As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and to induce Lender to enter into the Loan Agreement and to make the Loans in accordance with the terms thereof, each Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, and hereby grants to Lender, a security interest in, all of such Grantor's right, title and interest in, to and under the following (all of which being hereinafter collectively called the "Collateral"):

               (i) all Accounts of such Grantor, other than accounts receivable of the Borrower that are factored from time to time by Murphy Venture Partners, Inc. pursuant to the Factoring Agreement and Security Agreement dated August 7, 1998 (the "Encumbered Accounts Receivable");

              (ii)  all Chattel Paper of such Grantor;

             (iii)  all Contracts of such Grantor;

              (iv)  all Copyrights of such Grantor;

               (v)  all Documents of such Grantor;

              (vi)  all Equipment of such Grantor;

             (vii)  all General Intangibles of such Grantor;

            (viii)  all Instruments of such Grantor;

              (ix)  all Inventory of such Grantor;

               (x)  all Patent Licenses of such Grantor;

              (xi)  all Trade Secrets of such Grantor;

             (xii)  all Trademark Licenses of such Grantor;

            (xiii) all other goods and personal property of such Grantor whether tangible or intangible or whether now owned or hereafter acquired by such Grantor and wherever located; and

             (xiv) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and product of each of the foregoing.


                                       5
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               (b) In addition, as collateral security for the prompt and complete payment when due of the Secured Obligations and in order to induce Lender as aforesaid, Lender is hereby granted a lien and security interest in all property of each Grantor held by Lender, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to Lender for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

                3. RIGHTS OF LENDER; LIMITATIONS ON LENDER'S OBLIGATIONS. (a) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and each Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. Lender shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to Lender of a security interest therein or the receipt by Lender of any payment relating to any Contract or License pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               (b) Lender authorizes each Grantor to collect its Accounts provided that such collection is performed in a prudent and businesslike manner, and Lender may, upon the occurrence and during the continuation of any Default or Event of Default and without notice, limit or terminate said authority at any time. If required by the Lender at any time during the continuation of any Default or Event of Default, any Proceeds, when first collected by any Grantor, received in payment of any such Account or in payment for any of its Inventory or on account of any of its Contracts, shall be promptly deposited by such Grantor in precisely the form received (with all necessary endorsements) in a special bank account maintained by Lender subject to withdrawal by Lender only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by such Grantor for and as Lender's property and shall not be commingled with such Grantor's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Lender shall apply all or a part of the funds on deposit in said special account to the principal of or interest on or both in respect of any of the Secured Obligations in accordance with the provisions of Section 8(d) hereof and any part of such funds which Lender elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by Lender to such Grantor. If a Default or an Event of Default has occurred and is continuing, at the request of Lender such Grantor shall deliver to the Lender all original and other documents evidencing, and relating to, the sale and delivery of such Inventory or the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts; and, prior to the occurrence of a Default or an Event of Default such Grantor shall deliver photocopies thereof to Lender at its request.

               (c) Lender may at any time, upon the occurrence and during the continuation of any Default or Event of Default (whether or not waived), after first notifying each Grantor of its intention to do so, notify Account Debtors of such Grantor, parties to the Contracts of such Grantor, obligors of Instruments of such Grantor and obligors in respect of Chattel Paper of such Grantor, other than, in any case, with respect to Encumbered Accounts Receivable, that the Accounts (excluding the Encumbered Accounts Receivable) and the right, title and interest of such Grantor in and under such Contracts, such Instruments and such Chattel Paper have been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, such Grantor will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper, other than, in any case, with respect to Encumbered Accounts Receivable. Upon the occurrence and during the continuation of a Default or an Event of Default (whether or not waived) Lender may in its own name or in the name of others communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to Lender's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper, other than, in any case, with respect to Encumbered Accounts Receivable.

               (d) Upon reasonable prior notice to each Grantor (unless a Default or an Event of Default has occurred and is continuing, in which case no notice is necessary), Lender shall have the right to make test verifications of the Accounts (other than Encumbered Accounts Receivable) and physical verifications of the Inventory in any manner and through any medium that it considers advisable, and such Grantor agrees to furnish all such assistance and information as Lender may require in connection therewith. Each Grantor at its expense will cause certified independent public accountants satisfactory to Lender to prepare and deliver to Lender at any time and from time to time promptly upon Lender's request, the following reports: (i) a reconciliation of all its Accounts (other than Encumbered Accounts Receivable), (ii) an aging of all its Accounts (other than Encumbered Accounts Receivable), (iii) trial balances, and (iv) a test verification of such Accounts (other than Encumbered Accounts Receivable) as Lender may request. Such Grantor at its expense will cause certified independent public accountants satisfactory to Lender to prepare and deliver to Lender the results of the annual physical verification of its Inventory made or observed by such accountants.

                4. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants that:

               (a) Except for the security interest granted to Lender pursuant to this Security Agreement and other Permitted Liens (including the first priority security interest granted in the Encumbered Accounts Receivable), such Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens. No material amounts payable under or in connection with any of its Accounts (other than the Encumbered Accounts Receivable) or Contracts are evidenced by Instruments which have not been delivered to Lender.


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               (b) No effective security agreement, financing statement,
        equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by such Grantor in favor of Lender pursuant to this Security Agreement or such as relate to other Permitted Liens.

               (c) Appropriate financing statements having been filed in the jurisdictions listed on Schedule I hereto, this Security Agreement is effective to create a valid and continuing first priority lien on and first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC, or by filing in the United States Patent and Trademark Office, in favor of Lender, prior to all other Liens, except Permitted Liens (other than the Lien granted to Lender under this Security Agreement), and is enforceable as such as against creditors of and purchasers from such Grantor (other than purchasers of Inventory in the ordinary course of business) and as against any purchaser of real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

               (d) Such Grantor's principal place of business and the place where its records concerning the Collateral are kept and the location of its Inventory and Equipment set forth on Schedule II hereto, and such Grantor will not change such principal place of business or remove such records or change the location of its Inventory and Equipment unless it has taken such action as is necessary to cause the security interest of Lender in the Collateral to continue to be perfected. Such Grantor will not change its principal place of business or the place where its records concerning the Collateral are kept or change the location of its Inventory and Equipment without giving thirty (30) days' prior written notice thereof to Lender.

               (e) The amount represented by such Grantor to Lender from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of such Grantor will at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder.

                5. COVENANTS. Each Grantor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Secured Obligations are fully satisfied:

               (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Lender, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using their best efforts to secure all consents and approvals necessary or appropriate for the assignment to Lender of any License or Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC

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        with respect to the liens and security interests granted hereby, transferring Collateral to the Lender's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of Lender as lienholder on the certificate of title of any vehicle and using its best efforts to obtain waivers of liens from landlords and mortgagees. Such Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, such Instrument shall be immediately pledged to Lender hereunder, and shall be duly endorsed in a manner satisfactory to Lender and delivered to Lender.

               (b) MAINTENANCE OF RECORDS. Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Such Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Compaq Computer Corporation". If requested by Lender, the security interest of the Lender shall be noted on the certificate of title of each vehicle. For Lender's further security, such Grantor agrees that Lender shall have a special property interest in all of such Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Default or Event of Default, such Grantor shall deliver and turn over any such books and records to Lender or to its representatives at any time on demand of Lender. Prior to the occurrence of a Default or an Event of Default and upon reasonable notice from Lender, such Grantor shall permit any representative of Lender to inspect such books and records and will provide photocopies thereof to Lender.

               (c) INDEMNIFICATION. In any suit, proceeding or action brought by Lender relating to any Account, Chattel Paper, Contract, General Intangible or Instrument for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible or Instrument, such Grantor will save, indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Lender.

               (d) COMPLIANCE WITH LAWS, etc. Such Grantor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of such Grantor's business; PROVIDED, HOWEVER, that such Grantor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of Lender adversely affect Lender's rights hereunder or adversely affect the first priority of its security interest in the Collateral.

               (e) PAYMENT OF OBLIGATIONS. Such Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such charge need be paid if (i) such nonpayment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, and (ii) such charge is adequately reserved against in accordance with and to the extent required by GAAP.

               (f) COMPLIANCE WITH TERMS OF ACCOUNTS, etc. In all material respects, such Grantor will perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound.

               (g) LIMITATION ON LIENS ON COLLATERAL. Such Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Lender in and to any of such Grantor's rights under the Chattel Paper, Contracts, Documents, General Intangibles and Instruments and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

               (h) LIMITATIONS ON MODIFICATIONS OF ACCOUNTS. Upon the occurrence and during the continuation of any Default or Event of Default, such Grantor will not, without Lender's prior written consent, grant any extension of the time of payment of any of the Accounts (other than Encumbered Accounts Receivable), Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of such Grantor.

               (i) MAINTENANCE OF INSURANCE. Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring its Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses and (ii) insuring such Grantor and Lender against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, naming Lender as an additional insured with losses payable to such Grantor and Lender as their respective interests may appear under a standard "lender loss-payable" clause. Such Grantor shall, if so requested by Lender, deliver to Lender as often as Lender may reasonably request a report of a reputable insurance broker satisfactory to Lender with respect to the insurance on its Inventory and Equipment. All insurance with respect to the Inventory and Equipment shall (i) contain a clause which provides that Lender's interest under the policy will not be invalidated by any act or omission of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy, and (ii) provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least ten (10) days after receipt by Lender of written notice thereof.

               (j) LIMITATIONS ON DISPOSITION. Such Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by Section 6.5 of the Loan Agreement and except for sales of Inventory in the ordinary course of business.

               (k) FURTHER IDENTIFICATION OF COLLATERAL. Such Grantor will if so requested by Lender furnish to Lender, as often as Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

               (l) NOTICES. Such Grantor will advise Lender promptly, in reasonable detail, (i) of any material lien, security interest, encumbrance or claim made or asserted against any of the Collateral,
        (ii) of any material change in the composition of the Collateral, and
        (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

               (m) RIGHT OF INSPECTION. Upon reasonable notice to such Grantor (unless a Default or an Event of Default has occurred and is continuing, in which case no notice is necessary), Lender shall at all times have full and free access during normal business hours to all the books and records and correspondence of such Grantor, and Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to Lender, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice to such Grantor (unless a Default or an Event of Default has occurred and is continuing, in which case no notice is necessary), Lender and its representatives shall also have the right to enter into and upon any premises where any of the Equipment or Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

               (n) MAINTENANCE OF EQUIPMENT. Such Grantor will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by such Grantor on a basis consistent with past practices, and such Grantor will provide all maintenance and service and all repairs necessary for such purpose.

               (o) CONTINUOUS PERFECTION. Such Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9.402(7) of the UCC (or any other then applicable provision of the UCC) unless such Grantor shall have given Lender at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading.

                (p)     COVENANTS REGARDING INTELLECTUAL PROPERTYCOLLATERAL.

                        (i) Such Grantor shall notify Lender immediately if it
                knows or has reason to know that any application or registration relating to any Trademark which is material to the conduct of such Grantor's business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding such Grantor's ownership of any Trademark which is material to the conduct of such Grantor's business, its right to register the same, or to keep and maintain the same.

                        (ii) In no event shall such Grantor, either itself or
                through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent or Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs Lender, and, upon request of Lender, executes and delivers any and all agreements, instruments, documents, and papers as Lender may request to evidence Lender's security interest in such Trademark and the General Intangibles, including, without limitation, the goodwill of such Grantor, relating thereto or represented thereby.

                        (iii) Such Grantor will take all necessary and
                appropriate actions, including, without limitation, in any proceeding before the United States Patent and Trademark Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Trademarks which are material to the conduct of such Grantor's business, including, without limitation, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition cancellation proceedings.

                        (iv) In the event that any of the Intellectual Property
                Collateral is infringed, misappropriated or diluted by a third party, such Grantor shall notify Lender promptly after it learns thereof and shall, unless such Grantor shall reasonably determine that such Intellectual Property Collateral is not material to the conduct of such Grantor's business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property Collateral.

                6. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT. (a) Each Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right, on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

                        (i) to ask, demand, collect, receive and give
                acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                        (ii) to pay or discharge taxes, liens, security
                interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                        (iii) (A) to direct any party liable for any payment
                under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Lender or as Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine; and
                (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and such Grantor's expense, at any time, or from time to time, all acts and things which Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's Lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

               (b) Lender agrees that, except upon the occurrence and during the continuation of a Default or an Event of Default, it will forebear from exercising the power of attorney or any rights granted to Lender pursuant to this Section 6. Each Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

               (c) The powers conferred on Lender hereunder are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

               (d) Each Grantor also authorizes Lender, at any time and from time to time upon the occurrence and during the continuation of any Default or Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                7. PERFORMANCE BY LENDER OF GRANTORS' OBLIGATIONS. If any Grantor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Loans, shall be payable by such Grantor to Lender on demand and shall constitute Secured Obligations secured hereby.

                8. REMEDIES, RIGHTS UPON DEFAULT. (a) If any Default or Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases. Each Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at such Grantor's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 8(d) hereof, such Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, including section 9.504(1)(c) of the UCC, need Lender account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or wilful misconduct of Lender. Each Grantor agrees that the Lender need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to such Grantor at its address referred to in
Section 11 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled, such Grantor also being liable for the fees of any attorneys employed by Lender to collect such deficiency.

               (b) Each Grantor also agrees to pay all costs of Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

               (c) Each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

               (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender in the following order of priorities:

               FIRST, to Lender in an amount sufficient to pay in full the expenses of Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including, without limitation, attorney's fees;

                SECOND, to Lender in an amount equal to the then unpaid principal of and accrued interest and prepayment premiums, if any, on the Secured Obligations;

                THIRD, to Lender in an amount equal to any other Secured Obligations which are then unpaid; and

                FINALLY, upon payment in full of all of the Secured Obligations, to pay to the Grantor, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

                9. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Lender to exercise rights and remedies under Section 8 hereof at such time as Lender, without regard to this Section 9, shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Copyright, Patent, Trade Secret or Trademark, now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

                10. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of any Grantor, Lender shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

                11. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                12. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security

Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

               (a)    If to the Lender, at

                      Compaq Computer Corporation
                      20555 SH 249
                      Houston, Texas 77070
                      Attention:  Kyle Doda, Esq.
                      Telecopy Number:  (281) 518-1388

                      With a copy to

                      Weil, Gotshal & Manges LLP
                      700 Louisiana, Suite 1600
                      Houston, Texas 77002
                      Attention:  Charles E. Harrell, Esq.
                      Telecopy Number:  (713) 224-9511

               (b)    If to any Grantor, at

                      CYNET, Inc.
                      12777 Jones Road, Suite 400
                      Houston, Texas 77070
                      Attention:  Samuel C. Beale, Esq.
                      Telecopy Number:  (281) 897-8317

                      With a copy to

                      Chamberlain Hrdlicka White Williams & Martin
                      1200 Smith Street, Suite 1400
                      Houston, Texas 77002
                      Attention: James J. Spring III, Esq.
                      Telecopy Number:  (713) 658-2553

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                13. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                14. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and, where applicable by the Grantors.

                15. SUCCESSORS AND ASSIGNS; GOVERNING LAW. (a) This Security Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of such Grantor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of the Notes and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Lender hereunder.

               (b) This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Texas, without regard to the provisions thereof relating to conflict of laws.

                16. USE AND PROTECTION OF INTELLECTUAL PROPERTY COLLATERAL. Notwithstanding anything to the contrary contained herein, unless a Default or Event of Default has occurred and is continuing, Lender shall from time to time execute and deliver, upon the written request of any Grantor, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the judgment of such Grantor to permit such Grantor to continue to exploit, license, use, enjoy and protect the Intellectual Property.

                17. FURTHER INDEMNIFICATION. Each Grantor agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

                18. WAIVER OF JURY TRIAL. Each Grantor waives all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder, under the Loan Agreement or under the other Loan Documents or relating to each of the foregoing.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                    CYNET, INC.


                                    By: /s/ Vincent W. Beale, Sr.
                                       -----------------------------------------
                                        Name: Vincent W. Beale, Sr.
                                             -----------------------------------
                                        Title: Chairman and CEO
                                              ----------------------------------


                                    SUBSIDIARIES:


                                    WORLDWIDE MARKETING SERVICES, INC.


                                    By: /s/ Vincent W. Beale, Sr.
                                       -----------------------------------------
                                        Name: Vincent W. Beale, Sr.
                                             -----------------------------------
                                        Title: Chairman and CEO
                                              ----------------------------------


                                    CYNET INTERACTIVE, LLC

                                    By: /s/ Vincent W. Beale, Sr.
                                       -----------------------------------------
                                        Name: Vincent W. Beale, Sr.
                                             -----------------------------------
                                        Title: Chairman and CEO
                                              ----------------------------------



Accepted and acknowledged by:

COMPAQ COMPUTER CORPORATION


By: /s/ Linda S. Auwers
   ------------------------------------------
    Name: Linda S. Auwers
         ------------------------------------
    Title:  Vice President, Associate General
            Counsel and Corporate Secretary
            ---------------------------------

                                                                      SCHEDULE I

                                     FILINGS



GRANTOR                                   JURISDICTION                      FILING OFFICE
-------                                   ------------                      -------------
CYNET, Inc.                                 Texas                       Secretary of State

Worldwide Marketing Services, Inc.          Texas                       Secretary of State

CYNET Interactive, LLC                      Texas                       Secretary of State

                                                                     SCHEDULE II

                   LOCATION OF RECORDS AND CERTAIN COLLATERAL


                                    PRINCIPAL PLACE OF                  LOCATION OF INVENTORY
GRANTOR                             BUSINESS AND LOCATION OF RECORDS    AND EQUIPMENT
-------                             --------------------------------    ---------------------

CYNET, Inc.                         12777 Jones Road, Suite 400         12777 Jones Road, Suite 400
                                    Houston, Texas 77070                Houston, Texas 77070

Worldwide Marketing Services, Inc.  12777 Jones Road, Suite 400         12777 Jones Road, Suite 400
                                    Houston, Texas 77070                Houston, Texas 77070

CYNET Interactive, LLC              12777 Jones Road, Suite 400         12777 Jones Road, Suite 400
                                    Houston, Texas 77070                 Houston, Texas 77070
